
[LOGO] MERRILL LYNCH
                                                      [LOGO] GREENWICH NATWEST
                                                                                                                 PNC CAPITAL MARKETS


MORTGAGE SECURITY PRELIMINARY NEW ISSUE TERM SHEET                                                                 SEPTEMBER 9, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                    $2,558,779,000 (APPROXIMATE)
                                                COMMERCIAL MORTGAGE ACCEPTANCE CORP.
                                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
                                      TOTAL POOL SIZE = $2,891,276,720 (512 LOANS/546 PROPERTIES)
------------------------------------------------------------------------------------------------------------------------------------
                                                    % OF                                      INITIAL      WEIGHTED
                  EXPECTED          INITIAL        INITIAL                                     PASS-       AVERAGE       CASH FLOW
                 RATING BY        CERTIFICATE       POOL       CREDIT                         THROUGH       LIFE        OR PRINCIPAL
CLASS             S&P/DCR         BALANCE (1)      BALANCE     SUPPORT    DESCRIPTION         RATE(4)     (YEARS)(2)     WINDOW (2)
-----            ---------        -----------      -------     -------    -----------         -------     ----------   -------------
Senior Certificates

Class A-1          AAA/AAA       $515,016,000      17.80%      30.00%     Fixed Rate              %           5.0      10/98 - 03/06
Class A-2          AAA/AAA       $837,749,000      29.00%      30.00%     Fixed Rate              %           9.2      03/06 - 03/08
Class A-3          AAA/AAA       $671,128,000      23.20%      30.00%     Fixed Rate              %           9.7      03/08 - 08/08
Class X           AAAr/AAA     $2,891,276,720(3)    (3)          N/A      Variable Rate I/O      (4)          N/A          N/A


Subordinate Certificates

Class B             AA/AA        $144,564,000       5.00%      25.00%       Net WAC              (5)          9.9      08/08 - 08/08
Class C              A/A         $173,477,000       6.00%      19.00%       Net WAC              (5)          9.9      08/08 - 08/08
Class D            BBB/BBB       $173,476,000       6.00%      13.00%       Net WAC              (5)         10.0      08/08 - 11/09
Class E           BBB-/BBB-      $ 43,369,000       1.50%      11.50%       Net WAC              (5)         11.3      11/09 - 06/10
Class F (6)          (6)         $122,880,000       4.25%       7.25%       Net WAC              (5)         13.5      06/10 - 05/13
Class G (6)          (6)         $ 21,684,000       0.75%       6.50%       Net WAC              (5)         14.7      05/13 - 07/13
Class H (6)          (6)         $ 36,141,000       1.25%       5.25%     Fixed Rate              %          14.9      07/13 - 08/13
Class J (6)          (6)         $ 65,054,000       2.25%       3.00%     Fixed Rate              %          15.4      08/13 - 08/15
Class K (6)          (6)         $ 14,456,000       0.50%       2.50%     Fixed Rate              %          17.5      08/15 - 10/16
Class L (6)          (6)         $ 28,913,000       1.00%       1.50%     Fixed Rate              %          19.0      10/16 - 03/18
Class M (6)          (6)         $ 43,369,720       1.50%       0.00%     Fixed Rate              %          20.8      03/18 - 08/28

----------------

(1)  In each case, subject to a permitted variance of plus or minus 5%.

(2)  The weighted average life (expressed in years) and the period (expressed in months following the Closing Date and commencing with the month of the first Distribution Date) during which distributions of principal would be received (the "Principal
     Window").

(3)  The Class X Certificates will not have a principal balance nor will they entitle the holders thereof to receive distributions of principal, but will entitle such holders to receive payments of interest equal to the aggregate of the interest accrued on the Notional Amount of each of its Components. As of any Distribution Date, each Component will have a Notational Amount equal to the Certificate Balance of the Class of Sequential Pay Certificates with the same Class designation immediately prior to such Distribution Date.

(4)  The initial Pass-Through Rates for the Class X Certificates set forth in the table is approximate. On each Distribution Date, the Class X Certificates will receive payments of interest equal to the aggregate of the interest accrued in the Notational
     Amount of each of its Components. Each Component will accrue interest at its applicable Strip Rate (as set forth below) on its related Notational Amount. The Strip Rate (as set forth below) on its related Notational Amount. The Strip Rate applicable to the Class A-1, Class A-2 and Class A-3 Components for each Distribution Date will equal the Weighted Average Net Mortgage Rate for such Distribution Date minus __%, __%, and __%, respectively; and the Strip Rate applicable to the Class H, Class J, Class
     K, Class L and Class M Components for each Distribution Date will equal the Weighted Average Net Mortgage Rate for such
     Distribution Date minus __% (but not less than zero).

(5)  The Pass-Through Rates for the Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal the Weighted
     Average Net Mortgage Rate minus __%, __%, __%, __%, __% and __%, respectively.

(6)  Not publicly offered.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                            |    Prospective investors are advised to read carefully, and should rely solely on, the final
  [LOGO] MERRILL LYNCH      |    prospectus and prospectus supplement (the "Final Prospectus") relating to the Offered
                            |    Certificates referred to herein (the "Offered Securities") in making their investment
     (212) 449-3860         |    decision. This Term Sheet does not include all relevant information relating to the Offered
                            |    Securities described herein, particularly with respect to the risks and special considerations
                            |    associated with an investment in the Offered Securities. Any information contained herein will
[LOGO] GREENWICH NATWEST    |    be more fully described in, and will be fully superseded by, the descriptions of the
                            |    collateral and structure in the preliminary prospectus supplement and Final Prospectus.
     (203) 625-6160         |    Although the information contained in this Term Sheet is based on sources which the
                            |    Underwriters believe to be reliable, the Underwriters make no representation or warranty that
                            |    such information is accurate or complete. Such information should not be viewed as
   PNC CAPITAL MARKETS      |    projections, forecasts, predictions or opinions with respect to value. Prior to making any
                            |    investment decision, a prospective investor shall receive and fully review the Final
     (412) 762-9047         |    Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER
                            |    TO BUY ANY SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------

[LOGO] MERRILL LYNCH
                            [LOGO] GREENWICH NATWEST
                                                             PNC CAPITAL MARKETS


MORTGAGE SECURITY PRELIMINARY NEW ISSUE TERM SHEET             SEPTEMBER 9, 1998
--------------------------------------------------------------------------------

                          $2,558,779,000 (APPROXIMATE)
                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
           TOTAL POOL SIZE = $2,891,276,720 (512 LOANS/546 PROPERTIES)

KEY FEATURES:

 _
[_] PASS-THROUGH STRUCTURE: Senior/subordinated, sequential pay pass-through bonds

 _
[_]  LEAD MANAGER: Merrill Lynch & Co. ("Merrill Lynch")

 _
[_]  CO-MANAGER: Greenwich NatWest Limited ("GNL")

 _
[_] UNDERWRITERS: Merrill Lynch & Co. and Greenwich NatWest Limited (together the "Underwriters")

 _
[_] DEPOSITOR: Commercial Mortgage Acceptance Corp., a wholly owned subsidiary of Midland Loan Services, Inc.

 _
[_] MORTGAGE LOAN SELLERS: Merrill Lynch Mortgage Capital, Inc. ("MLMCI") (69.0%), Greenwich Capital Financial Products, Inc. ("GCFP") (17.4%), and Midland Loan Services, Inc. ("Midland") (13.7%)

 _
[_] MASTER SERVICER: Midland Loan Services, Inc., a wholly owned subsidiary of PNC Bank, N.A.

 _
[_] SPECIAL SERVICER: Midland Loan Services, Inc., a wholly owned subsidiary of PNC Bank, N.A.

 _
[_]  TRUSTEE: Norwest Bank Minnesota, National Association

 _
[_]  INTEREST ACCRUAL PERIOD: 1st to the 1st

 _
[_] DISTRIBUTION: The 15th day of the month, but not less than 4 business days after the determination date

 _
[_] DETERMINATION DATE: The 10th day of the month, or if such 10th day is not a business day, the next succeeding business day

 _
[_] DELIVERY: The Depository Trust Company ("DTC") through Cede & Co. in the United States, and CEDEL or Euroclear in Europe

 _
[_] ERISA: Only Class A-1, Class A-2, Class A-3, and Class X are ERISA eligible subject to certain conditions for eligibility

 _
[_]  SMMEA: None of the Offered Securities are SMMEA eligible

 _
[_] TAX TREATMENT: REMIC

 _
[_]  OPTIONAL TERMINATION: 1% clean up call


[LOGO] MERRILL LYNCH
                                                      [LOGO] GREENWICH NATWEST
                                                                                                                 PNC CAPITAL MARKETS


MORTGAGE SECURITY PRELIMINARY NEW ISSUE TERM SHEET                                                                 SEPTEMBER 9, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                    $2,558,779,000 (APPROXIMATE)
                                                COMMERCIAL MORTGAGE ACCEPTANCE CORP.
                                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
                                      TOTAL POOL SIZE = $2,891,276,720 (512 LOANS/546 PROPERTIES)
------------------------------------------------------------------------------------------------------------------------------------

OVERVIEW: o    The transaction is collateralized by 512 multifamily and commercial loans, with an aggregate pool balance of approximately $2,891,276,720 secured by properties located throughout 41 states, the District of Columbia and the U.S. Virgin Islands.
          o    Merrill Lynch Commercial and Multifamily Conduit Program contributed 228 of the mortgage loans, or 69.0% of the total pool balance. Greenwich contributed 165 loans, or 17.4% of the pool balance, and Midland contributed
               119 loans, or 13.7% of the pool balance.
          o    Approximately, 69% of the loans were originated in 1998.
          o    Except where otherwise indicated, percentages (%) represent principal amount of loan or loans compared to the
               Initial Pool Balance.

================================================================================
                                LOAN INFORMATION

Total Conduit Balance:        $2.89 billion (512 loans/546 properties)
Avg./Max Balance:             $5.65 million/$273.1 million
Loan Types:                   All fixed rate; 58% balloons.
                              5% fully amortizing, 36% ARD
Gross WAC(1):                 7.206%
Net WAC(1):                   7.097%
Collateral Age:               4.59 months
Wtg. Avg. RTM(2):             127 months
Wtg. Avg. Rem Amort.:         300 months
Wtg. Avg. DSCR:               1.43x
Wtg. Avg. Cut-Off LTV:        71.66%
Call Protection:              All of the loans are currently locked out or have
                              yield maintenance
Cross Collateralization:      24 loan groups representing 5.22% of the pool are
                              both cross-collateralized and cross defaulted
Borrower Concentration:       None greater than 9.45% of the pool

(1) WAC = Weighted Average Mortgage Rate (Calculated on a 30/360)
(2) RTM = Remaining Term to Maturity
================================================================================


==================================================
             PROPERTY TYPE DESCRIPTION

                                             WTG.
                    # OF      % OF           AVG
TYPE:              PROPS.     POOL           DSCR
--------------------------------------------------
Multifamily:        217       30.02%         1.34x
Office:              58       22.94          1.42
Retail:             115       17.12          1.36
Hospitality:         32       10.28          1.70
MH Parks:            44        9.89          1.54
Industrial:          33        4.48          1.38
Mixed Use:           15        2.25          1.37
Congregate Care:      8        1.10          1.66
CTL:                  9        0.92          NAP
Self Storage:        14        0.87          1.49
Parking Garage:       1        0.14          1.50x
--------------------------------------------------
Tot/Wtg. Avg.:      546      100.00%         1.43x
==================================================


==========================================================
                   GEOGRAPHIC DISTRIBUTION
                     (Total of 41 States,
                   the District of Columbia
                 and the U.S. Virgin Islands)

                         # OF                       % OF
STATE                  PROPERTIES                   POOL
----------------------------------------------------------
California                 94                       14.19%
New York                   28                       11.31
Texas                      66                        8.02
Illinois                    6                        7.83
New Jersey                 14                        6.15
Pennsylvania               20                        6.04
Florida                    34                        6.00
Other                     284                       40.46
----------------------------------------------------------
Totals                    546                      100.00%
==========================================================


=================================================================
                       CUT-OFF DATE BALANCES

BALANCE RANGE     % OF        % OF      CUMULATIVE     WTG. AVG.
   (mm)           LOANS       POOL      % OF POOL     CUT-OFF LTV
-----------------------------------------------------------------
$0.168-0.99         68        1.48%        1.48%         65.80%
 1.00-1.99         131        6.82         8.31          69.27
 2.00-2.99         105        9.17        17.48          70.68
 3.00-3.99          59        7.00        24.48          71.63
 4.00-4.99          35        5.38        29.86          73.38
 5.00-5.99          26        4.99        34.85          73.11
 6.00-6.99          16        3.57        38.42          73.14
 7.00-7.99          12        3.14        41.56          74.36
 8.00-8.99          14        4.14        45.70          72.02
 9.00-9.99           8        2.57        48.28          73.10
10.00-14.99         12        5.00        53.27          76.84
15.00-19.99          8        4.63        57.90          74.45
20.00-24.99          3        2.41        60.31          67.00
25.00-29.99          5        4.70        65.01          75.08
30.00-34.99          3        3.39        68.40          72.53
40.00-69.99          4        7.49        75.89          77.05
70.00-273.13         3       24.11       100.00          68.05
-----------------------------------------------------------------
Totals             512      100.00%      100.00%         71.66%
=================================================================


=================================================================
                 DEBT SERVICE COVERAGE RATIOS

  DSCR            % OF        % OF      CUMULATIVE     WTG. AVG.
 RANGE            LOANS       POOL      % OF POOL     CUT-OFF LTV
-----------------------------------------------------------------
CTL Loans            9        0.92%        0.92%         NAP
1.10-1.19x           3        0.19         1.11          81.99
1.20-1.29          129       30.22        31.32          75.86
1.30-1.39          165       22.86        54.19          73.21
1.40-1.49           92       10.44        64.63          70.48
1.50-1.59           51       24.07        88.69          68.82
1.60-1.69           26        2.88        91.58          69.19
1.70-1.79           18        1.58        93.15          64.68
1.80-1.89            8        5.99        99.14          63.70
1.90-1.99            3        0.28        99.43          66.13
2.00-2.49            6        0.52        99.95          50.98
2.50-2.99            1        0.01        99.96          31.02
3.00-3.28            1        0.04       100.00          24.93
-----------------------------------------------------------------
Totals             512      100.00%      100.00%         71.66%
=================================================================


==============================================================
                    CUT-OFF DATE LTV RATIOS

                    # OF             % OF           CUMULATIVE
LTV RANGE           LOANS            POOL           % OF POOL
--------------------------------------------------------------
CTL Loans             9              0.92%              0.92%
 0.01-50.00%         19              1.22               2.14
50.01-60.00          43              4.78               6.92
60.01-70.00         118             28.75              35.67
70.01-80.00         314             60.96              96.63
80.01-86.10           9              3.37             100.00
--------------------------------------------------------------
Totals              512            100.00%            100.00%
===============================================================


======================================================
                         ORIGINAL TERMS

    TERM                 # OF LOANS          % OF POOL
------------------------------------------------------
5 Year Balloon                6                 0.64%
6 to 9 Year Balloon          14                 2.17
6 to 9 Year ARD               2                 5.79
10 Year Balloon             305                45.09
10 Year ARD                  36                28.53
11 to 14 Year Balloon        12                 2.50
11 to 14 Year ARD             1                 0.45
15 Year Balloon              44                 6.08
15 Year ARD                   4                 0.48
16 to 20 Year Balloon        16                 1.81
16 to 20 Year ARD             5                 1.10
Fully Amortized              67                 5.35
------------------------------------------------------
Totals                      512               100.00%
======================================================


[LOGO] MERRILL LYNCH
                                                      [LOGO] GREENWICH NATWEST
                                                                                                                 PNC CAPITAL MARKETS


MORTGAGE SECURITY PRELIMINARY NEW ISSUE TERM SHEET                                                                 SEPTEMBER 9, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                    $2,558,779,000 (APPROXIMATE)
                                                COMMERCIAL MORTGAGE ACCEPTANCE CORP.
                                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
                                     TOTAL POOL SIZE = $2,891,276,720 (512 LOANS/546 PROPERTIES)
DESCRIPTION OF PROPERTY TYPES:
====================================================================================================================================
                                                LOAN CHARACTERISTICS BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            WEIGHTED AVERAGES
                          AGG.                      AVERAGE             ------------------------------------------------------------
                        CUT-OFF                     CUT-OFF                      CUT-OFF                        LOAN PER   SQ. FT.,
                          DATE             % OF      DATE       MAX.    CUT-OFF    DATE      REPAY-   AVERAGE     OCCU-   UNIT, BED,
                        BALANCE  # OF      POOL     BALANCE    BALANCE   DATE      LTV        MENT   PROPERTY     PANCY  KEY, PAD OR
PROPERTY TYPE             (MM)   PROPS.   BALANCE     (MM)      (MM)    DSCR(A)    (A)        LTV      SIZE       % (B)    ROOM (C)
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
  MULTIFAMILY           $780.41    200     26.99%     $3.90   $ 31.23    1.34x    75.60%     62.69%       212      96%      39,825
  MULTIFAMILY/RETAIL      36.63     14      1.27       2.62     10.75    1.46     75.30      64.30        205      95       46,072
  MULTIFAMILY/RETAIL
    /OFFICE               45.86      1      1.59      45.86     45.86    1.27     68.04      58.60        717      94       63,956
  SECTION 42               4.92      2      0.17       2.46      3.08    1.20     85.27      66.05         90      90       29,379
                        -------    ---     -----      -----    ------    ----     -----      -----        ---      --       ------
  SUBTOTAL               867.82    217     30.02       4.00     45.86    1.34     75.25      62.56        238      96       41,305

OFFICE                   663.26     58     22.94      11.44    273.13    1.42     69.12      59.11    996,851      98          130

RETAIL
  ANCHORED               327.23     48     11.32       6.82     33.73    1.32     73.38      55.32    190,666      97           89
  UNANCHORED             167.81     67      5.80       2.50      9.50    1.43     69.99      55.99     46,283      95           92
                         ------    ---     -----       ----     -----    ----     -----      -----    -------      --           --
  SUBTOTAL               495.04    115     17.12       4.30     33.73    1.36     72.23      55.54    141,723      96           90

HOSPITALITY
  FULL SERVICE           246.32     10      8.52      24.63    159.01    1.74     62.80      47.62        872   NAP(D)     102,842
  LIMITED SERVICE         50.80     22      1.76       2.31      4.87    1.49     68.10      30.10         99   NAP(D)      28,437
                         ------     --     -----      -----    ------    ----     -----      -----        ---   ------     -------
  SUBTOTAL               297.12     32     10.28       9.29    159.01    1.70     63.70      44.62        740   NAP(D)      90,120

MOBILE HOME PARK         285.88     44      9.89       6.50     19.65    1.54     74.26      72.56        392      98       26,173

INDUSTRIAL               129.59     33      4.48       3.93     25.50    1.38     73.89      53.81    209,174      99           57


MIXED USE
  OFFICE/INDUSTRIAL       40.74      5      1.41       8.15     26.93    1.30     75.26      62.49    309,593      99           61
  OFFICE/RETAIL           20.42      9      0.71       2.27      3.62    1.50     65.03      40.85     30,431      94          107
  RETAIL/SELF STORAGE      3.97      1      0.14       3.97      3.97    1.51     69.09      55.56     57,311      96           69
                          -----     --      ----       ----     -----    ----     -----      -----    -------      --           --
SUBTOTAL                  65.13     15      2.25       4.34     26.93    1.37     71.67      55.29    206,684      97           76

CONGREGATE CARE           31.69      8      1.10       3.96      8.28    1.66     66.43      41.42        186      94       30,934

CREDIT LEASE LOANS        26.55      9      0.92       2.95     10.39    NAP       NAP        NAP      61,111     100          134

SELF STORAGE              25.20     14      0.87       1.80      3.21    1.49     65.12      34.22        684      88        3,202

PARKING GARAGE             3.99      1      0.14       3.99      3.99    1.50     62.38      50.47    251,850      98           16

------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTG. AVG.        $2,891.28   546    100.00%     $5.30   $273.13   1.43X     71.66%   58.63%     268,078      97%      24,664
------------------------------------------------------------------------------------------------------------------------------------
(A)  The Cut-Off Date DSCR and Cut-Off Date LTV ratio information shown above do not reflect the nine Credit Lease Loans, representing 0.9% of the Initial Pool Balance, which typically have debt service coverage ratios equal to or less than 1.00x and loan to value ratios in excess of 79%.

(B)  Weighted average of the occupancy percentage for the corresponding property type.

(C)  Average Property Size refers to total leasable square feet with respect to retail, office and industrial properties, number of units with respect to multifamily properties, number of pads with respect to manufactured housing communities, number of guest rooms with respect to each hospitality property, number of square feet with respect to self-storage facilities, and number of beds with respect to health care facilities.

(D)  NAP = Not Applicable
====================================================================================================================================



[LOGO]

                                                         GREENWICH NATWEST                                      PNC CAPITAL MARKETS

Mortgage Security Preliminary New Issue Term Sheet                                                                September 9, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                    $2,558,779,000 (Approximate)
                                                Commercial Mortgage Acceptance Corp.
                                    Commercial Mortgage Pass-Through Certificates, Series 1998-C2
                                    Total Pool Size = $2,891,276,720 (512 loans / 546 properties)


PREPAYMENT                   o   From the total loan pool, 93.96% of the loans have a lock out period, and 35.45%
PROTECTION:                      subject to yield maintenance charges, after the lock out period ends.

                             o   Yield maintenance charges are calculated at flat-to-treasuries.


------------------------------------------------------------------------------------------------------------------------------------
                                                               TABLE 1
                                                  PREPAYMENT RESTRICTION CATEGORIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED AVERAGES
                                                                    ----------------------------------------------------------------
                                     AGGREGATE                       REMAINING         LOCKOUT/DEFEASANCE
                       NUMBER OF    CUT-OFF DATE    % OF INITIAL      TERM TO        TERM (MOS.) / % OF WTG.    # OF MONTHS OF OPEN
PREPAYMENT             MORTGAGE       BALANCE           POOL        ARD/MATURITY    AVG. STATED REM. TERM OF    PREPAYMENT PRIOR TO
RESTRICTION (A)         LOANS          (MM)           BALANCE          (MOS.)               LOCKOUT             ARD/MATURITY (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
LO Only (B)               121         $1,654.73        57.23%            123            118        96.43%               4

LO, then PP                28             37.04         1.28             185            102        54.96                6

LO, then YM               275            988.03        34.17             131             58        44.71                7

LO, then YM,
 then PP                   12             37.05         1.28             146             51        34.90               11

YM Only                    23             51.40         1.78             114              0         0.00                8

YM, then PP                53            123.03         4.26             126              0         0.00               13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTG. AVGS.          512         $2,891.28       100.00%            127             90        70.87%               6
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Term to End of Lock Out / Defeasance Term (for all loans): 90 months.
Weighted Average Number of Months Loans are Open to Prepayment Prior to ARD/Maturity: 6 months.

(A)  LO=Lock Out and Defeasance Collateral, YM=Yield Maintenance, PP=Percentage Premium.
(B)  Includes Defeasance Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------

                         Prepayment premiums will be allocated among the Class A-1, A-2, A-3, B, C, D, E, F, G and X Regular
ALLOCATION OF            Certificates as follows:
PREPAYMENT               [ ] Any yield maintenance charges and percentage prepayment premiums will be allocated among the Class A-1,
PREMIUMS:                    A-2, A-3, B, C, D, E, F, G and X Certificates based upon a formula which is based, in part, on the relationship between the Pass-Through Rate of such Class(es) currently receiving principal, the mortgage rate of the loan that has prepaid, and current interest rates.

                         ===========================================================================================================
                           % of Prepayment Premium                              (Pass-Through Rate - Discount Rate)
                                                                =                ------------------------
                         Allocated to Non-IO Certificates                         (Mortgage Rate - Discount Rate)
                         ===========================================================================================================

                         [ ] Any penalties not allocated to non-IO certificates will be allocated to class IO.

                         [ ] In general, this formula provides for an increase in the allocation of prepayment premiums to the
                             Sequential Pay Certificates as interest rates decrease and a decrease in the allocation to such classes as interest rates rise.

                         The "Discount Rate" applicable to any Class of Certificates will be equal to the yield (when compounded monthly) on the non-callable U.S. Treasury issue (primary issue) with a maturity date closest to the maturity date for the prepaid Mortgage Loan as reported in The Wall Street Journal on the date of such prepayment. In the event that there are two such U.S. Treasury issues (a) with the same coupon, the issue with the lower yield will be utilized, and (b) with maturity dates equally close to the maturity date for the prepaid Mortgage Loan, the issue with the earliest maturity date will be utilized.


                                                                 5


[LOGO] MERRILL LYNCH
                                                      [LOGO] GREENWICH NATWEST
                                                                                                                 PNC CAPITAL MARKETS

MORTGAGE SECURITY PRELIMINARY NEW ISSUE TERM SHEET                                                                 SEPTEMBER 9, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                    $2,558,779,000 (APPROXIMATE)
                                                COMMERCIAL MORTGAGE ACCEPTANCE CORP.
                                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
                                     TOTAL POOL SIZE = $2,891,276,720 (512 LOANS/546 PROPERTIES)

------------------------------------------------------------------------------------------------------------------------------------
                                                PREPAYMENT LOCK-OUT/PREMIUM ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------

                                         PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT      12 MO.       24 MO.       36 MO.       48 MO.       60 MO.       72 MO.       84 MO.
PREPAYMENT                   SEPTEMBER  SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
RESTRICTION                    1998         1999         2000         2001         2002         2003         2004         2005
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                     94.0%       93.8%       93.1%         91.0%        83.6%        64.0%        63.6%        62.2%
Yield Maintenance               6.0         6.2         6.9           8.5         15.8         35.0         34.8         34.6
------------------------------------------------------------------------------------------------------------------------------------

Percentage Premium
     5.00% and greater          0.0         0.0          0.0          0.0          0.2          0.5          0.0          0.3
     4.00 to 4.99               0.0         0.0          0.0          0.1          0.0          0.2          0.5          0.0
     3.00 to 3.99               0.0         0.0          0.0          0.0          0.1          0.0          0.2          2.2
     2.00 to 2.99               0.0         0.0          0.0          0.0          0.0          0.1          0.1          0.2
     1.00 to 1.99               0.0         0.0          0.0          0.4          0.2          0.1          0.1          0.4
Open                            0.0         0.0          0.0          0.0          0.2          0.1          0.8          0.1

------------------------------------------------------------------------------------------------------------------------------------
TOTALS                        100.0%      100.0%      100.0%        100.0%       100.0%       100.0%       100.0%       100.0%
Mortgage Pool Balance ($mm) $2,891.3    $2,859.8    $2,826.4      $2,789.8     $2,740.8     $2,691.0     $2,641.8     $2,398.2
% of Initial Pool Balance     100.0%       98.9%       97.8%         96.5%        94.8%        93.1%        91.4%        82.9%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               PREPAYMENT LOCK-OUT/PREMIUM ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------

                                         PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT
                            --------------------------------------------------------------------------------------------------------
                              96 MO.      108 MO.      120 MO.      132 MO.      144 MO.      156 MO.      168 MO.      180 MO.
PREPAYMENT                   SEPTEMBER  SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
RESTRICTION                    2006         2007         2008         2009         2010         2011         2012         2013
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                     61.4%       40.5%        53.0%        45.0%        53.0%        51.7%        47.2%        28.8%
Yield Maintenance              33.7        23.9         34.4         35.4         36.6         37.8         35.3         51.4
------------------------------------------------------------------------------------------------------------------------------------

Percentage Premium
     5.00% and greater          0.6         0.1          6.3          0.0          0.0          0.0          0.0         10.4
     4.00 to 4.99               0.0         0.2          0.1          6.5          0.0          0.0          0.0          0.0
     3.00 to 3.99               0.1         0.0          1.2          0.1          7.7          0.0          0.0          0.0
     2.00 to 2.99               1.9         0.0          0.0          1.3          0.1          7.8          0.0          0.0
     1.00 to 1.99               0.6         0.5          0.4          0.4          2.0          0.5          6.0          2.8
Open                            1.8        34.8          4.5         11.3          0.7          2.2         11.4          6.6

------------------------------------------------------------------------------------------------------------------------------------

TOTALS                        100.0%      100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
Mortgage Pool Balance ($mm) $2,351.7    $2,259.2       $404.8       $379.1       $307.1       $287.6       $266.1       $117.0
% of Initial Pool Balance      81.3%       78.1%        14.0%        13.1%        10.6%         9.9%         9.2%         4.0%
------------------------------------------------------------------------------------------------------------------------------------


                                                                  6

[LOGO] MERRILL LYNCH
                            [LOGO] GREENWICH NATWEST
                                                             PNC CAPITAL MARKETS


MORTGAGE SECURITY PRELIMINARY NEW ISSUE TERM SHEET             SEPTEMBER 9, 1998
--------------------------------------------------------------------------------
                          $2,558,779,000 (APPROXIMATE)
                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
           TOTAL POOL SIZE = $2,891,276,720 (512 LOANS/546 PROPERTIES)



SPECIAL SERVICER/LOAN          The initial Special Servicer will be Midland Loan
MODIFICATIONS:                 Services, Inc. The Special Servicer will be
                               responsible for performing certain servicing functions with respect to Mortgage Loans that, in general, are in default or as to which default is reasonably foreseeable, and for the management of REO Properties. The Controlling Class of
                               Sequential Pay Certificates will have the right, subject to certain conditions, to replace the Special Servicer and to select a representative from whom the Special Servicer will seek advice and approval and take directions under certain circumstances. The Special Servicer will be permitted to extend the date on which any Balloon
                               Payment is scheduled to be due.

REMOVAL OF THE SPECIAL         The Pooling and Servicing Agreement permits
SERVICER/CONTROLLING           (subject to certain conditions) the Controlling
CLASS REPRESENTATIVE:          Class of Sequential Pay Certificates to replace
                               the Special Servicer. The "Controlling Class of
                               Sequential Pay Certificates" is the Class of
                               Sequential Pay Certificates that has the latest alphabetical Class designation, and that has a Certificate Balance that is greater than 20% of its initial Certificate Balance and 1% of the aggregate Certificate Balance of all Sequential
                               Pay Certificates (or if no Class of Sequential
                               Pay Certificates has a Certificate Balance that is greater than 20% of its initial Certificate
                               Balance and 1% of the aggregate Certificate
                               Balance of all Sequential Pay Certificates, the
                               Class of Sequential Pay Certificates with the latest alphabetical Class designation). The Class
                               A-1, Class A-2 and Class A-3 Certificates will be treated as one Class for determining the Controlling Class of Sequential Pay Certificates.

[LOGO] MERRILL LYNCH
                            [LOGO] GREENWICH NATWEST
                                                             PNC CAPITAL MARKETS


MORTGAGE SECURITY PRELIMINARY NEW ISSUE TERM SHEET             SEPTEMBER 9, 1998
--------------------------------------------------------------------------------
                          $2,558,779,000 (APPROXIMATE)
                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
           TOTAL POOL SIZE = $2,891,276,720 (512 LOANS/546 PROPERTIES)



APPRAISAL REDUCTION:           Upon the earliest of the date (each such date, a
                               "required Appraisal Date") that (1) any Mortgage
                               Loan is one hundred twenty (120) days delinquent in respect of any Periodic Payment, (2) any REO
                               Property is acquired on behalf of the Trust Fund,
                               (3) any Mortgage Loan has been modified by the Special Servicer to reduce the amount of any Periodic Payment, other than a Balloon Payment,
                               (4) is sixty days after a receiver is appointed and continues in such capacity in respect of a Mortgaged Property securing any Mortgage Loan,
                               (5) is sixty days after a borrower with respect to any Mortgage Loan has become effective as a result of a modification of such Mortgage Loan by the Special Servicer, which extension does not change the amount of periodic payments on the Mortgage Loan subject to any bankruptcy proceeding or (6) is the third anniversary of the date on which an extension of the scheduled maturity date of a Mortgage Loan (each such Mortgage Loan, including any REO Loan, a
                               "Required Appraisal Loan"), the Special Servicer will use its best efforts to promptly obtain
                               (within 60 days of the applicable Required
                               Appraisal Date); however with respect to any event described in clause(1) above within such 120 period (i) an appraisal of the related
                               Mortgaged Property prepared in accordance with 12
                               CFR 225.62 and conducted in accordance with the standards of the Appraisal Institute by a Qualified Appraiser, unless such an appraisal had been previously obtained within the prior twelve months, or with respect to any Mortgage Loan with an outstanding principal balance equal to or less than $1,500,000, (ii) an internal property valuation performed by the Special Servicer at its discretion in accordance with the servicing standard.

                               The Appraisal Reduction Amount for any Required Appraisal Loan will equal the excess, if any, of
                               (a) the sum of, without duplication, as of the Determination date immediately succeeding the date on which the appraisal is obtained, (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all unpaid interest on the Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Servicing Fees and any Additional Trust Fund Expenses in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances, plus interest thereon, made by or on behalf of the Master Servicer, the Special Servicer and the Trustee with respect to such Required Appraisal Loan and (v) all currently due and unpaid real estate taxes and assessments, insurance premiums, and if applicable, ground rents in respect of the related Mortgaged Property (net of any amount escrowed therefor), over (b) an amount equal to 90% of the appraised value (net of any prior liens) of the related Mortgaged Property as determined by such appraisal.


                                                       COMPUTATIONAL MATERIALS
                                                        CMAC, SERIES 1998-C2
------------------------------------------------------------------------------------------------------------------------------------
                                                    PRICE/YIELD TO MATURITY TABLE
                                                         BOND SENSITIVITIES
                                                              CLASS A-1
                                                          BOND TYPE - FIXED

Settlement Date:      9/30/98                                                               Current Balance:  $515,016,000
Next Payment:        10/15/98                                                               Current Coupon:         5.930%

                                              --------------------------------------------------------------------------------------
                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                     ----------------         --------------------------------------------------------------------------------------
--------------          0.00 CPR                 15.00 CPR        25.00 CPR       50.00 CPR        75.00 CPR      100.00 CPR
    Price              Yield    Dur             Yield    Dur    Yield     Dur    Yield    Dur     Yield    Dur    Yield     Dur
--------------       ----------------         --------------------------------------------------------------------------------------
       99-00            6.19    4.10             6.20    4.07    6.20     4.05    6.21    4.02     6.22    3.99    6.23    3.92
       99-04            6.16                     6.17            6.17             6.18             6.18            6.20
       99-08            6.13                     6.14            6.14             6.15             6.15            6.16
       99-12            6.10                     6.11            6.11             6.12             6.12            6.13

       99-16            6.07    4.11             6.08    4.08    6.08     4.06    6.09    4.03     6.09    4.00    6.10    3.93
       99-20            6.04                     6.05            6.05             6.05             6.06            6.07
       99-24            6.01                     6.01            6.02             6.02             6.03            6.04
       99-28            5.98                     5.98            5.99             5.99             6.00            6.00

      100-00            5.95    4.12             5.95    4.09    5.96     4.07    5.96    4.04     5.97    4.01    5.97    3.93
      100-04            5.92                     5.92            5.93             5.93             5.94            5.94
      100-08            5.89                     5.89            5.90             5.90             5.90            5.91
      100-12            5.86                     5.86            5.87             5.87             5.87            5.88

      100-16            5.83    4.12             5.83    4.09    5.83     4.08    5.84    4.05     5.84    4.02    5.85    3.94
      100-20            5.80                     5.80            5.80             5.81             5.81            5.82
      100-24            5.77                     5.77            5.77             5.78             5.78            5.78
      100-28            5.74                     5.74            5.74             5.75             5.75            5.75

      101-00            5.71    4.13             5.71    4.10    5.71     4.09    5.72    4.05     5.72    4.03    5.72    3.95
      101-04            5.68                     5.68            5.68             5.69             5.69            5.69
      101-08            5.65                     5.65            5.65             5.66             5.66            5.66
      101-12            5.62                     5.62            5.62             5.63             5.63            5.63

      101-16            5.59    4.14             5.59    4.11    5.59     4.09    5.60    4.06     5.60    4.03    5.60    3.96
      101-20            5.56                     5.56            5.56             5.57             5.57            5.57
      101-24            5.53                     5.53            5.53             5.54             5.54            5.54
      101-28            5.50                     5.50            5.50             5.51             5.51            5.50

      102-00            5.47    4.15             5.47    4.12    5.47     4.10    5.48    4.07     5.48    4.04    5.47    3.96

      WAL                5.0                      5.0             4.9              4.9              4.8             4.7

1st Prin            10/15/98                 10/15/98        10/15/98         10/15/98         10/15/98        10/15/98
Mat.                 3/15/06                 12/15/05        10/15/05          8/15/05          7/15/05         4/15/05

----------
* Assumes required application of prepayment penalties allocated to bondholders

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                                                       COMPUTATIONAL MATERIALS
                                                        CMAC, SERIES 1998-C2
------------------------------------------------------------------------------------------------------------------------------------
                                                    PRICE/YIELD TO MATURITY TABLE
                                                         BOND SENSITIVITIES
                                                              CLASS A-2
                                                          BOND TYPE - FIXED

Settlement Date:        9/30/98                                                             Current Balance: $837,749,000
Next Payment:          10/15/98                                                             Current Coupon:        6.140%

                                              --------------------------------------------------------------------------------------
                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                     ----------------         --------------------------------------------------------------------------------------
--------------          0.00 CPR                  15.00 CPR       25.00 CPR        50.00 CPR        75.00 CPR      100.00 CPR
    Price              Yield     Dur            Yield     Dur   Yield      Dur   Yield     Dur    Yield     Dur   Yield     Dur
--------------       ----------------         --------------------------------------------------------------------------------------
       99-00            6.33    6.79             6.33    6.75    6.34     6.73    6.34    6.68     6.34    6.63    6.35    6.50
       99-04            6.31                     6.32            6.32             6.32             6.32            6.33
       99-08            6.29                     6.30            6.30             6.30             6.31            6.31
       99-12            6.28                     6.28            6.28             6.28             6.29            6.29

       99-16            6.26    6.80             6.26    6.76    6.26     6.73    6.26    6.69     6.27    6.64    6.27    6.51
       99-20            6.24                     6.24            6.24             6.25             6.25            6.25
       99-24            6.22                     6.22            6.22             6.23             6.23            6.23
       99-28            6.20                     6.20            6.21             6.21             6.21            6.21

      100-00            6.18    6.81             6.19    6.77    6.19     6.74    6.19    6.69     6.19    6.65    6.19    6.51
      100-04            6.17                     6.17            6.17             6.17             6.17            6.17
      100-08            6.15                     6.15            6.15             6.15             6.15            6.16
      100-12            6.13                     6.13            6.13             6.13             6.14            6.14

      100-16            6.11    6.81             6.11    6.77    6.11     6.75    6.12    6.70     6.12    6.66    6.12    6.52
      100-20            6.09                     6.09            6.10             6.10             6.10            6.10
      100-24            6.07                     6.08            6.08             6.08             6.08            6.08
      100-28            6.06                     6.06            6.06             6.06             6.06            6.06

      101-00            6.04    6.82             6.04    6.78    6.04     6.76    6.04    6.71     6.04    6.67    6.04    6.53
      101-04            6.02                     6.02            6.02             6.02             6.03            6.02
      101-08            6.00                     6.00            6.00             6.01             6.01            6.00
      101-12            5.98                     5.99            5.99             5.99             5.99            5.98

      101-16            5.97    6.83             5.97    6.79    5.97     6.77    5.97    6.72     5.97    6.67    5.97    6.54
      101-20            5.95                     5.95            5.95             5.95             5.95            5.95
      101-24            5.93                     5.93            5.93             5.93             5.93            5.93
      101-28            5.91                     5.91            5.91             5.91             5.91            5.91

      102-00            5.90    6.84             5.90    6.80    5.90     6.78    5.90    6.73     5.90    6.68    5.89    6.55

      WAL                9.2                      9.1             9.1              9.0              8.9             8.7

1st Prin             3/15/06                 12/15/05        10/15/05          8/15/05          7/15/05         4/15/05
Mat.                 3/15/08                  2/15/08         1/15/08          1/15/08          1/15/08        10/15/07

----------------
* Assumes required application of prepayment penalties allocated to bondholders

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                                                       COMPUTATIONAL MATERIALS
                                                        CMAC, SERIES 1998-C2
------------------------------------------------------------------------------------------------------------------------------------
                                                    PRICE/YIELD TO MATURITY TABLE
                                                         BOND SENSITIVITIES
                                                              CLASS A-3
                                                          BOND TYPE - FIXED

Settlement Date:        9/30/98                                                             Current Balance: $671,128,000
Next Payment:          10/15/98                                                             Current Coupon:        6.160%


                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                                              --------------------------------------------------------------------------------------
                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                     ----------------         --------------------------------------------------------------------------------------
--------------          0.00 CPR                 15.00 CPR        25.00 CPR        50.00 CPR        75.00 CPR      100.00 CPR
    Price              Yield     Dur            Yield     Dur   Yield      Dur   Yield     Dur    Yield     Dur   Yield     Dur
--------------       ----------------         --------------------------------------------------------------------------------------
       99-00            6.35    7.06             6.35    7.05    6.35     7.04    6.35    7.02     6.35    6.99    6.35    6.85
       99-04            6.33                     6.33            6.33             6.33             6.33            6.33
       99-08            6.31                     6.31            6.31             6.31             6.31            6.31
       99-12            6.29                     6.29            6.29             6.29             6.30            6.30

       99-16            6.28    7.07             6.28    7.06    6.28     7.05    6.28    7.03     6.28    7.00    6.28    6.86
       99-20            6.26                     6.26            6.26             6.26             6.26            6.26
       99-24            6.24                     6.24            6.24             6.24             6.24            6.24
       99-28            6.22                     6.22            6.22             6.22             6.22            6.22

      100-00            6.21    7.08             6.21    7.07    6.21     7.06    6.21    7.04     6.21    7.01    6.20    6.87
      100-04            6.19                     6.19            6.19             6.19             6.19            6.19
      100-08            6.17                     6.17            6.17             6.17             6.17            6.17
      100-12            6.15                     6.15            6.15             6.15             6.15            6.15

      100-16            6.14    7.09             6.14    7.08    6.14     7.07    6.14    7.04     6.14    7.02    6.13    6.88
      100-20            6.12                     6.12            6.12             6.12             6.12            6.11
      100-24            6.10                     6.10            6.10             6.10             6.10            6.10
      100-28            6.08                     6.08            6.08             6.08             6.08            6.08

      101-00            6.07    7.10             6.07    7.09    6.07     7.08    6.07    7.05     6.07    7.02    6.06    6.89
      101-04            6.05                     6.05            6.05             6.05             6.05            6.04
      101-08            6.03                     6.03            6.03             6.03             6.03            6.03
      101-12            6.01                     6.01            6.01             6.01             6.01            6.01

      101-16            6.00    7.11             6.00    7.10    6.00     7.09    6.00    7.06     6.00    7.03    5.99    6.90
      101-20            5.98                     5.98            5.98             5.98             5.98            5.97
      101-24            5.96                     5.96            5.96             5.96             5.96            5.95
      101-28            5.95                     5.95            5.94             5.94             5.94            5.94

      102-00            5.93    7.12             5.93    7.10    5.93     7.09    5.93    7.07     5.93    7.04    5.92    6.91

      WAL                9.7                      9.7             9.6              9.6              9.5             9.3

1st Prin             3/15/08                  2/15/08         1/15/08          1/15/08          1/15/08        10/15/07
Mat.                 8/15/08                  8/15/08         8/15/08          7/15/08          7/15/08         3/15/08

----------------
* Assumes required application of prepayment penalties allocated to bondholders

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                                                       COMPUTATIONAL MATERIALS
                                                        CMAC, SERIES 1998-C2
------------------------------------------------------------------------------------------------------------------------------------
                                                    PRICE/YIELD TO MATURITY TABLE
                                                         BOND SENSITIVITIES
                                                               CLASS B
                                                          BOND TYPE - FIXED

Settlement Date:        9/30/98                                                             Current Balance: $144,564,000
Next Payment:          10/15/98                                                             Current Coupon    NWAC - 0.87

                                              --------------------------------------------------------------------------------------
                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                     ----------------         --------------------------------------------------------------------------------------
--------------           0.00 CPR                15.00 CPR       25.00 CPR        50.00 CPR        75.00 CPR       100.00 CPR
    Price              Yield     Dur            Yield     Dur   Yield      Dur   Yield     Dur    Yield     Dur   Yield     Dur
--------------       ----------------         --------------------------------------------------------------------------------------
       99-00            6.50    7.11             6.50    7.11    6.50     7.11    6.50    7.10     6.50    7.07    6.50    6.96
       99-04            6.48                     6.48            6.48             6.48             6.48            6.48
       99-08            6.46                     6.46            6.46             6.46             6.46            6.46
       99-12            6.45                     6.44            6.44             6.44             6.44            6.44

       99-16            6.43    7.12             6.43    7.12    6.43     7.12    6.42    7.11     6.42    7.08    6.42    6.97
       99-20            6.41                     6.41            6.41             6.41             6.41            6.41
       99-24            6.39                     6.39            6.39             6.39             6.39            6.39
       99-28            6.38                     6.37            6.37             6.37             6.37            6.37

      100-00            6.36    7.13             6.36    7.13    6.36     7.13    6.35    7.12     6.35    7.09    6.35    6.98
      100-04            6.34                     6.34            6.34             6.34             6.34            6.34
      100-08            6.32                     6.32            6.32             6.32             6.32            6.32
      100-12            6.31                     6.30            6.30             6.30             6.30            6.30

      100-16            6.29    7.14             6.29    7.14    6.29     7.14    6.29    7.13     6.28    7.10    6.28    6.99
      100-20            6.27                     6.27            6.27             6.27             6.27            6.26
      100-24            6.25                     6.25            6.25             6.25             6.25            6.25
      100-28            6.24                     6.24            6.23             6.23             6.23            6.23

      101-00            6.22    7.15             6.22    7.15    6.22     7.15    6.22    7.14     6.21    7.11    6.21    7.00
      101-04            6.20                     6.20            6.20             6.20             6.20            6.19
      101-08            6.19                     6.18            6.18             6.18             6.18            6.18
      101-12            6.17                     6.17            6.17             6.16             6.16            6.16

      101-16            6.15    7.16             6.15    7.16    6.15     7.16    6.15    7.15     6.15    7.12    6.14    7.01
      101-20            6.13                     6.13            6.13             6.13             6.13            6.12
      101-24            6.12                     6.12            6.11             6.11             6.11            6.11
      101-28            6.10                     6.10            6.10             6.10             6.09            6.09

      102-00            6.08    7.17             6.08    7.17    6.08     7.17    6.08    7.16     6.08    7.13    6.07    7.02

      WAL                9.9                      9.9             9.9              9.8              9.8             9.6

1st Prin             8/15/08                  8/15/08         8/15/08          7/15/08          7/15/08         3/15/08
Mat.                 8/15/08                  8/15/08         8/15/08          8/15/08          8/15/08         5/15/08

----------------

* Assumes required application of prepayment penalties allocated to bondholders

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                                                       COMPUTATIONAL MATERIALS
                                                        CMAC, SERIES 1998-C2
------------------------------------------------------------------------------------------------------------------------------------
                                                    PRICE/YIELD TO MATURITY TABLE
                                                         BOND SENSITIVITIES
                                                               CLASS C
                                                          BOND TYPE - FIXED

Settlement Date:                9/30/98                                                     Current Balance: $173,477,000
Next Payment:                  10/15/98                                                     Current Coupon    NWAC - 0.58

                                              --------------------------------------------------------------------------------------
                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                     ----------------         --------------------------------------------------------------------------------------
--------------           0.00 CPR                 15.00 CPR       25.00 CPR        50.00 CPR        75.00 CPR      100.00 CPR
    Price              Yield     Dur            Yield     Dur   Yield      Dur   Yield     Dur    Yield     Dur   Yield     Dur
--------------       ----------------         --------------------------------------------------------------------------------------
       99-00            6.80    7.01             6.80    7.01    6.79     7.01    6.79    7.01     6.79    7.01    6.80    6.89
       99-04            6.78                     6.78            6.78             6.78             6.78            6.78
       99-08            6.76                     6.76            6.76             6.76             6.76            6.76
       99-12            6.74                     6.74            6.74             6.74             6.74            6.74

       99-16            6.73    7.02             6.72    7.02    6.72     7.02    6.72    7.02     6.72    7.02    6.72    6.90
       99-20            6.71                     6.71            6.71             6.70             6.70            6.70
       99-24            6.69                     6.69            6.69             6.69             6.69            6.69
       99-28            6.67                     6.67            6.67             6.67             6.67            6.67

      100-00            6.65    7.03             6.65    7.03    6.65     7.03    6.65    7.03     6.65    7.03    6.65    6.91
      100-04            6.64                     6.64            6.63             6.63             6.63            6.63
      100-08            6.62                     6.62            6.62             6.62             6.62            6.61
      100-12            6.60                     6.60            6.60             6.60             6.60            6.60

      100-16            6.58    7.04             6.58    7.04    6.58     7.04    6.58    7.04     6.58    7.04    6.58    6.92
      100-20            6.57                     6.56            6.56             6.56             6.56            6.56
      100-24            6.55                     6.55            6.55             6.55             6.55            6.54
      100-28            6.53                     6.53            6.53             6.53             6.53            6.53

      101-00            6.51    7.05             6.51    7.05    6.51     7.05    6.51    7.05     6.51    7.05    6.51    6.93
      101-04            6.50                     6.49            6.49             6.49             6.49            6.49
      101-08            6.48                     6.48            6.48             6.48             6.48            6.47
      101-12            6.46                     6.46            6.46             6.46             6.46            6.45

      101-16            6.44    7.06             6.44    7.06    6.44     7.06    6.44    7.06     6.44    7.06    6.44    6.93
      101-20            6.43                     6.43            6.42             6.42             6.42            6.42
      101-24            6.41                     6.41            6.41             6.41             6.41            6.40
      101-28            6.39                     6.39            6.39             6.39             6.39            6.38

      102-00            6.37    7.07             6.37    7.07    6.37     7.07    6.37    7.07     6.37    7.07    6.37    6.94

      WAL                9.9                      9.9             9.9              9.9              9.9             9.6

1st Prin             8/15/08                  8/15/08         8/15/08          8/15/08          8/15/08         5/15/08
Mat.                 8/15/08                  8/15/08         8/15/08          8/15/08          8/15/08         5/15/08

----------------
* Assumes required application of prepayment penalties allocated to bondholders

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                                                       COMPUTATIONAL MATERIALS
                                                        CMAC, SERIES 1998-C2
------------------------------------------------------------------------------------------------------------------------------------
                                                    PRICE/YIELD TO MATURITY TABLE
                                                         BOND SENSITIVITIES
                                                               CLASS D
                                                          BOND TYPE - FIXED

Settlement Date:                9/30/98                                                     Current Balance: $173,476,000
Next Payment:                  10/15/98                                                     Current Coupon    NWAC - 0.13

                                              --------------------------------------------------------------------------------------
                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                     ----------------         --------------------------------------------------------------------------------------
--------------           0.00 CPR                 15.00 CPR       25.00 CPR        50.00 CPR        75.00 CPR       100.00 CPR
    Price              Yield     Dur            Yield     Dur   Yield      Dur   Yield     Dur    Yield     Dur   Yield     Dur
--------------       ----------------         --------------------------------------------------------------------------------------
       99-00            7.26    6.93             7.26    6.90    7.26     6.89    7.26    6.88     7.26    6.87    7.27    6.76
       99-04            7.24                     7.25            7.25             7.25             7.24            7.25
       99-08            7.22                     7.23            7.23             7.23             7.23            7.24
       99-12            7.21                     7.21            7.21             7.21             7.21            7.22

       99-16            7.19    6.94             7.19    6.91    7.19     6.90    7.19    6.89     7.19    6.88    7.20    6.77
       99-20            7.17                     7.17            7.17             7.17             7.17            7.18
       99-24            7.15                     7.16            7.16             7.16             7.15            7.16
       99-28            7.13                     7.14            7.14             7.14             7.13            7.14

      100-00            7.12    6.95             7.12    6.92    7.12     6.91    7.12    6.90     7.12    6.89    7.12    6.78
      100-04            7.10                     7.10            7.10             7.10             7.10            7.11
      100-08            7.08                     7.08            7.08             7.08             7.08            7.09
      100-12            7.06                     7.07            7.07             7.07             7.06            7.07

      100-16            7.05    6.96             7.05    6.93    7.05     6.92    7.05    6.91     7.04    6.90    7.05    6.79
      100-20            7.03                     7.03            7.03             7.03             7.03            7.03
      100-24            7.01                     7.01            7.01             7.01             7.01            7.02
      100-28            6.99                     6.99            6.99             6.99             6.99            7.00

      101-00            6.97    6.97             6.98    6.94    6.98     6.93    6.98    6.92     6.97    6.91    6.98    6.80
      101-04            6.96                     6.96            6.96             6.96             6.96            6.96
      101-08            6.94                     6.94            6.94             6.94             6.94            6.94
      101-12            6.92                     6.92            6.92             6.92             6.92            6.92

      101-16            6.90    6.98             6.91    6.95    6.91     6.94    6.91    6.93     6.90    6.92    6.91    6.81
      101-20            6.89                     6.89            6.89             6.89             6.88            6.89
      101-24            6.87                     6.87            6.87             6.87             6.87            6.87
      101-28            6.85                     6.85            6.85             6.85             6.85            6.85

      102-00            6.83    6.99             6.84    6.96    6.84     6.95    6.83    6.94     6.83    6.93    6.84    6.82

      WAL               10.0                     10.0             9.9              9.9              9.9             9.7

      1st Prin       8/15/08                  8/15/08         8/15/08          8/15/08          8/15/08         5/15/08
      Mat.          11/15/09                  7/15/09         4/15/09          1/15/09         10/15/08         8/15/08

----------------
* Assumes required application of prepayment penalties allocated to bondholders

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.

                                                       COMPUTATIONAL MATERIALS
                                                        CMAC, SERIES 1998-C2
------------------------------------------------------------------------------------------------------------------------------------
                                                    PRICE/YIELD TO MATURITY TABLE
                                                         BOND SENSITIVITIES
                                                               CLASS E
                                                          BOND TYPE - FIXED

Settlement Date:         9/30/98                                                              Current Balance: $43,369,000
Next Payment:           10/15/98                                                              Current Coupon          NWAC

                                              --------------------------------------------------------------------------------------
                                                                    0% CPR While Subject to Lockout
                                                                         or Yield Maintenance*
                     ----------------         --------------------------------------------------------------------------------------
--------------           0.00 CPR                 15.00 CPR        25.00 CPR       50.00 CPR        75.00 CPR       100.00 CPR
    Price              Yield     Dur            Yield     Dur    Yield      Dur  Yield      Dur   Yield     Dur    Yield     Dur
--------------       ----------------         --------------------------------------------------------------------------------------
       97-01             7.67    7.40             7.68    7.34     7.69    7.29     7.71    7.20    7.74     7.09    7.73     6.93
       97-05             7.66                     7.67             7.67             7.69            7.72             7.71
       97-09             7.64                     7.65             7.66             7.68            7.70             7.69
       97-13             7.62                     7.63             7.64             7.66            7.68             7.68

       97-17             7.61    7.41             7.61    7.35     7.62    7.30     7.64    7.21    7.67     7.11    7.66     6.94
       97-21             7.59                     7.60             7.60             7.62            7.65             7.64
       97-25             7.57                     7.58             7.59             7.61            7.63             7.62
       97-29             7.55                     7.56             7.57             7.59            7.61             7.60

       98-01             7.54    7.43             7.55    7.36     7.55    7.31     7.57    7.22    7.59     7.12    7.58     6.95
       98-05             7.52                     7.53             7.53             7.55            7.58             7.57
       98-09             7.50                     7.51             7.52             7.54            7.56             7.55
       98-13             7.49                     7.49             7.50             7.52            7.54             7.53

       98-17             7.47    7.44             7.48    7.38     7.48    7.33     7.50    7.23    7.52     7.13    7.51     6.96
       98-21             7.45                     7.46             7.47             7.48            7.51             7.49
       98-25             7.43                     7.44             7.45             7.47            7.49             7.47
       98-29             7.42                     7.43             7.43             7.45            7.47             7.46

       99-01             7.40    7.45             7.41    7.39     7.41    7.34     7.43    7.24    7.45     7.14    7.44     6.97
       99-05             7.38                     7.39             7.40             7.41            7.44             7.42
       99-09             7.37                     7.37             7.38             7.40            7.42             7.40
       99-13             7.35                     7.36             7.36             7.38            7.40             7.38

       99-17             7.33    7.46             7.34    7.40     7.35    7.35     7.36    7.25    7.38     7.15    7.37     6.99
       99-21             7.32                     7.32             7.33             7.35            7.37             7.35
       99-25             7.30                     7.31             7.31             7.33            7.35             7.33
       99-29             7.28                     7.29             7.30             7.31            7.33             7.31

      100-01             7.27    7.47             7.27    7.41     7.28    7.36     7.29    7.27    7.31     7.16    7.30     7.00

      WAL                11.3                     11.1             11.0             10.8            10.6             10.2

      1st Prin       11/15/09                  7/15/09          4/15/09          1/15/09        10/15/08          8/15/08
      Mat.            6/15/10                  3/15/10          1/15/10         11/15/09        10/15/09          5/15/09

----------------

* Assumes required application of prepayment penalties allocated to bondholders

These tables have been based upon the assumptions described above. These assumptions will most likely not represent the actual experience of the Mortgage Pool in the future.

The tables are intended to illustrate variations in yield on the Offered Securities under such assumptions.

No representation is made herein as to the actual rate or timing of principal payments on any of the underlying Mortgage Loans in the Mortgage Pool or the performance characteristics of the Offered Securities.